Exhibit 99.1 CORPORATE PRESENTATION THE ROYALTY AGGREGATOR NASDAQ COMMON: XOMA FOR BIOTECH NASDAQ PERPETUAL PREFERRED SHARES: XOMAP, XOMAO COMPANIES Q1 2026

DISCLAIMERS Certain statements in this presentation are forward-looking statements 10-K and Form 10-Q. Consider such risks carefully when considering within the meaning of Section 27A of the Securities Act of 1933 and XOMA Royalty's prospects. Any forward-looking statements represent Section 21E of the Securities Exchange Act of 1934, including XOMA Royalty’s views only as of the date of this presentation and statements regarding: future potential monetization opportunities, should not be relied upon as representing its views as of any active transactions with significant financial implications, collaborations subsequent date. XOMA Royalty disclaims any obligation to update any poised for significant financial contribution, the ability of our partners forward-looking statement, except as required by law. and their licensees to successfully develop their pipeline programs, the productivity of acquired assets, our revenue and cashflow forecasts, NOTE: All references to “portfolio” in this presentation are to milestone upcoming internal milestones and value catalysts, our future cash and/or royalty rights associated with a basket of drug products in needs, our strategy for value creation, our future expenses and development. All references to “assets” in this presentation are to potential outcome of the ongoing litigation against Janssen, and other milestone and/or royalty rights associated with individual drug product statements that relate to future periods. These statements are not candidates in development. References to royalties or royalty rates guarantees of future performance and undue reliance should not be contained herein refer to future potential payment streams regardless placed on them. They are based on assumptions that may not prove of whether or not they are technically defined as royalties in the accurate, and actual results could differ materially from those underlying contractual agreement; further, any rates referenced herein anticipated due to certain risks inherent in the biotechnology industry are subject to potential future contractual adjustments. and for companies engaged in the development of new products in a regulated market. Potential risks to XOMA Royalty meeting these expectations are described in more detail in XOMA Royalty's most recent filings on Form 2

XOMA ROYALTY – WHAT WE DO Royalties Science Milestones Structuring The Biotech Royalty Aggregator 3

XOMA ROYALTY’S BUSINESS MODEL: Path to Sustained THE COMPOUNDING Profitability EFFECT GROWING # of ROYALTIES CASH RECEIPTS ↑ LOW EXPENSES LOW SHARE COUNT INFLECTION POINT HIGH EPS LOW EXPENSES SIGNIFICANT SHARE PRICE APPRECIATION 2023 future 4 4

XOMA ROYALTY IS DIFFERENTIATED Capital per transaction $ 200M+ Royalty Pharma $ 200M – $ 100M DRI Healthcare Trust FOCUSED ON $ Ligand HCRx 100M – EARLY- to MID-STAGE $ 25M CLINICAL ASSETS $ < 25M P R E C L I N I C A L P H A S E 1 P H A S E 2 P H A S E 3 A P P R O V A L C O M M E R C I A L 5

2025 YEAR IN REVIEW Increasing Portfolio Optionality Through Creative Deal Making Returning Excess Capital to Shareholders A P R 2 0 2 5 J U L 2 0 2 5 J A N 2 0 2 5 M A Y 2 0 2 5 Total 24 ADDED 1 O U T L I C E N S I N G R O Y A L T Y A C Q U I S I T I O N R O Y A L T Y + D-Fi Royalty, Warrants Sale of All Pipeline Assets ASSETS Mezagitamab Royalty Cash Phase 2 & 3 PRV 5 N A S D A Q : K N T E N A S D A Q : E P I X P R I V A T E N A S D A Q ( S W ) : B I N V ACQUIRED A U G 2 0 2 5 A U G 2 0 2 5 A U G 2 0 2 5 A U G 2 0 2 5 $ NON-DILUTIVE ~ 12M CAPITAL A C Q U I S I T I O N A C Q U I S I T I O N A C Q U I S I T I O N A C Q U I S I T I O N SEC 174 Benefits SEC 174 Benefits SEC 174 Benefits $ Dollars 16M SHARE N A S D A Q : M U R A N A S D A Q : L V T X N A S D A Q : T S B X N A S D A Q : H L V X BUYBACK D E C 2 0 2 5 N O V 2 0 2 5 D E C 2 0 2 5 Shares ~648k 1 R O Y A L T Y X - Δ A C Q U I S I T I O N A C Q U I S I T I O N SEC 174 TAX ctLNP Royalty Share Agreement Platform $ 2 DEDUCTIONS > 475M N Y S E : T A K N A S D A Q : R P R X N A S D A Q : G B I O 1. XOMA Royalty served as Structuring Agent and financing source to XenoTherapeutics, Inc. 6 2. Value includes estimated Section 174 tax deductions related to unamortized R&E

BUILDING THE LONG-TERM XOMA ROYALTY BUSINESS >100 Assets seralutinib (PAH/PH-ILD) (1L pLGG) ersodetug (HI) mezagitamab (ITP/IgAN) 1 volixibat (PBC/PSC) 2 $ osavampator (MDD) > 140M OHB-607 (BPD) milestones received since 2017 rilvegostomig (cancer) UNDISCLOSED Anti-TL1A (UC/Crohn’s) $ > 2B ficlatuzumab (HNSCC) in future potential cetrelimab (cancer) milestones ovaprene (NH Contraception) D-Fi (DEB) sildenafil cream (FSAD) MILESTONES EARLY-STAGE PIPELINE REGISTRATIONAL / PHASE 2b & 3 COMMERCIAL ROYALTIES 1. In development by Mirum Pharmaceuticals under license from Takeda. 7 2. Osavampator is being developed by Takeda in Japan, and by a Takeda partner outside of Japan.

COMMERCIAL PORTFOLIO

Provide Stable & Growing Royalty Streams

Marketer	Product	Indication	Royalties	3Q25YTD Receipts	FY26 Sales Est[1]	Peak Sales Est[1]
Roche	VABYSMO	Wet AMD, DME, RVO	0.5%	$22.5M	$5.8B	$8.3B
Day One Biopharmaceuticals	ojemda	r/rpLGG	Mid-single digit	$8.5M	$231M	$910M
Zevra Therapeutics	MIPLYFFA	Niemann-Pick Disease Type C	Mid-single digit	$2.0M	$130M	$392M
Medexus Pharma	IXINITY	Hemophilia-B	Mid-single digit	$1.3M	$35M	n/a
Organon	XACIATO	Bacterial Vaginosis	Low to high-single digit	<$0.5M	n/a	n/a
Alora pharmaceuticals	DSUVIA	Acute Pain	37-75% on DoD sales	<$0.5M	n/a	n/a
Daré Bioscience	DARE to PLAY Sildenafil Cream [2]	FSAD	Low-single digit	n/a	n/a	n/a

1. Consensus per Global Data or selected research analyst estimates if not available.
2. Commercial availability through a 503B outsourcing facility.

AMD = Age-related Macular Degeneration, DME = Diabetic Macular Edema, RVO = Retinal Vein Occlusion, r/rpLGG = Relapsed or Progressive Pediatric Low-Grade Glioma, FSAD = Female Sexual Arousal Disorder, DoD = Department of Defense

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KEY PORTFOLIO EVENTS ANTICIPATED IN 2026

COMMERCIAL

SALES RAMPS

VABYSMO

ojemda™

MIPLYFFA™

XACIATO™

PRODUCT LAUNCH

DARE to PLAY Sildenafil Cream

REGULATORY

MARKETING AUTHORIZATION DECISIONS

ojemda™ (EMA, Japan)

MIPLYFFA (EMA)

REGULATORY GUIDANCE: REGISTRATION PATHWAYS

gossamerbio	REZOLUTE	RECURSION
SERALUTINIB	ERSODETUG	REC-4881
PULMONARY ARTERIAL HYPERTENSION (PAH)	CONGENITAL HYPERINSULINISM (cHI)	FAMILIAL ADENOMATOUS POLYPOSIS (FAP)

DATA ANNOUNCEMENTS

PHASE 3	PHASE 2b (Registrational)	PHASE 1 / 2
REZOLUTE	Takeda[1]	AstraZeneca
ERSODETUG	VOLIXIBAT	RILVEGOSTOMIG
HYPERINSULINISM (THI)	PRIMARY SCLEROSING CHLOANGITIS (PSC)	LUNG CANCER (monotherapy)
2H26	2Q26	2026

+ BUSINESS DEVELOPMENT

1. In development by Mirum Pharmaceuticals under license from Takeda.

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XOMA ROYALTY SNAPSHOT: Current Capitalization $ 25.53 / SHARE SHARES (FULLY DILUTED 17.6M TREASURY METHOD) $ ~$ MARKET CAP (FULLY DILUTED) 449M 549M $ 69M PERPETUAL PREFERREDS ENTERPRISE VALUE $ 113M ROYALTY BACKED LOAN $ 82M CASH (YE25) 10 10 Note: Share Price as of market close 02/27/2026.

PRELIMINARY FY2025 FINANCIAL UPDATE

Item	Amounts (unaudited[1])
FY2025 cash received from royalties and milestones	~$49–50M
Cash, cash equivalents, and restricted cash as of December 31, 2025	~$133M[2]
Number of common shares repurchased and retired during FY 2025 Cash used to repurchase common stock during FY 2025 Common shares outstanding as of February 27, 2026[3]	648,048 $16.0M 11,888,489

Additional disclosure on unaudited G&A expenses

G&A expenses for the year ended December 31, 2025 include an increase of approximately $1.0 million associated with ongoing litigation initiated by XOMA Royalty against Janssen Biotech, Inc. asserting claims for breach of contract and unjust enrichment arising from Janssen's unauthorized use of XOMA's intellectual property in the commercialization of TREMFYA (guselkumab). XOMA Royalty expects to continue to incur legal fees and other professional service costs associated with pursuing this litigation. Litigation is inherently uncertain, and there can be no assurance regarding the outcome of the matter or the timing or amount of any potential recovery.

1. These amounts are preliminary and could change as a result of the Company completing its close process and finalizing the financial statements and related FY2025 audit.
2. Includes ~$82 million of unrestricted cash and cash equivalents and ~$51 million of restricted cash.
3. Excludes 5,003,000 common shares if converted from Series X Preferred Stock.

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